Exhibit 99.1

Spectrum Global Solutions Provides Update on Merger with High Wire Networks

SGSI Appoints Mark Porter as New CEO

BOCA RATON, Fla., and BATAVIA, Ill., March 01, 2021 (GLOBE NEWSWIRE) -- Spectrum Global Solutions Inc. (the "Company" or "Spectrum") (OTCQB: SGSI), a single-source provider of next-generation communications network and professional services to telecommunications and enterprise markets, provides an update on the Company’s merger (the “Merger”) with High Wire Networks Inc. (“High Wire”) and announces the appointment of Mark Porter as the new CEO of Spectrum.

All but one of the closing conditions of the Merger have now been satisfied or waived by the parties.  The lone remaining closing condition concerns a pending Paycheck Protection Program Loan Forgiveness Application submitted by one of Spectrum’s subsidiaries. Closing the Merger after Small Business Administration (SBA) forgiveness prevents a change of control event under SBA rules that would jeopardize the forgiveness and impact the Company’s P&L for 2021. The Company submitted its forgiveness application in accordance with Paycheck Protection Program rules and expects forgiveness in the very near future.

“As we near the next phase of our journey, the Board of Directors has asked that Mark Porter lead Spectrum Global Solutions as its new CEO, as we work towards achieving a listing on a national exchange,” said Roger Ponder, Chairman of SGSI. “We are confident in Mark and his outstanding team as they work towards Spectrum’s continued success.”

“I am very excited about the merger with Spectrum and have accepted the appointment as CEO in advance of the Closing in order to accelerate the pace of integration and get everyone focused on the same vision, to make this a world class organization,” said Porter.

About Spectrum Global Solutions

Spectrum Global Solutions Inc. operates through its subsidiaries ADEX Corp., Tropical Communications Inc. and AW Solutions Puerto Rico LLC. The Company is a leading provider of telecommunications engineering and infrastructure services across the United States, Canada, Puerto Rico and Caribbean. For more information about the Company and its technologies visit the Company’s public filings at www.SEC.gov or the Company’s website at https://SpectrumGlobalSolutions.com/

About High Wire Networks
For 20 years, High Wire Networks has been a trusted partner to VARs, MSPs, distributors, integrators, manufacturers, and telecom providers by enabling them to minimize overhead while extending delivery capabilities around the world. Our flexible workforce delivers vendor-agnostic technical field, professional and security services in more than 180 countries. Our services include design, installation, configuration, and support for unified communications, wired and wireless networks, cabling and infrastructure, and electrical systems. Our new Overwatch Managed Security Platform-as-a-Service enables our partners to deliver comprehensive cybersecurity that’s easy to sell and easy to buy for an affordable subscription. We also offer a variety of on-demand, rapid-response solutions with service levels ranging from two hours to the next business day for onsite break-fix and remote technical support. With High Wire Networks, partners Get Work Done. Learn more at http://www.highwirenetworks.com

Forward-Looking Statements:
The above news release contains forward-looking statements. The statements contained in this document that are not statements of historical fact, including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, including statements related to expected market trends and the Company's performance, are all "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. These statements are based on assumptions that management believes are reasonable based on currently available information, and include statements regarding the intent, belief or current expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performances and are subject to a wide range of external factors, uncertainties, business risks, and other risks identified in filings made by the company with the Securities and Exchange Commission. Actual results may differ materially from those indicated by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based except as required by applicable law and regulations.

Investor Relations
Spectrum Global Solutions
www.SpectrumGlobalSolutions.com/
561-672-7068

Media Relations
Susanna Song
Director of Marketing and Communications
High Wire Networks
630-635-6717
susanna.song@highwirenetworks.com